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SUPPLEMENT DATED JUNE 20, 2007
TO THE
CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
DATED FEBRUARY 1, 2007 AND
AS REVISED APRIL 23, 2007

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Class A, Class B, and Class C Shares Prospectus (the “Prospectus”) dated February 1, 2007 and as revised April 23, 2007:

Mid Cap Value Fund

With respect to the Mid Cap Value Fund, effective immediately, middle capitalization companies are defined as those companies with market capitalizations between $1 billion and $20 billion.

Dividends and Distributions

Effective immediately, the “Dividends and Distributions” section on page 131 of the Prospectus is amended in its entirety to read as follows:

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Class A Shares have higher dividends than Class B Shares and Class C Shares, because Class A Shares have lower distribution expenses than Class B Shares and Class C Shares. Income dividends for the Money Market Funds and the Bond Funds are declared daily and paid monthly. Income dividends for the Stock Funds and the Funds of Funds are declared and paid quarterly. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you have owned your shares. The distribution will be taxable to you even if it is paid from income or gains earned by the Fund before your investment (and thus was included in the price you paid).

Risk/Return Summary and Fund Expenses

Effective July 2, 2007, under the heading “Risk/Return Summary and Fund Expenses” with respect to the International Equity Fund (the “Fund”) on page 22 of the Prospectus, the disclosure under the sub-headings “Principal Investment Strategies” and “Principal Investment Risks” is deleted in its entirety and replaced with the following disclosure. The Fund’s Investment Objective will not change.

Principal Investment Strategies

The Fund seeks to achieve its goal by primarily investing in a wide variety of international equity securities issued throughout the world, normally excluding the U.S. The Fund invests primarily in a diversified portfolio of common stocks, convertible securities, and preferred stocks of foreign issuers. The portfolio managers manage the Fund as a core international equity product and are not constrained by a particular investment style. The portfolio managers invest in both “growth” and “value” securities primarily of mid- to large-capitalization companies. Such companies will have a market capitalization of at least $2.5 billion at the time of purchase. The portfolio managers seek to invest in securities in industries and companies they believe are experiencing favorable demand for their products or services. The portfolio managers screen to identify those companies with above average earnings potential, industry dominance, operating in industries undergoing dramatic change and that are market leaders in developing industries. The portfolio managers may also consider expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth.

The portfolio managers select stocks using a fundamental approach adjusted for factors specific to each region. In developed markets (such as Western Europe, Australia, New Zealand and Canada) the stock selection process is primarily bottom-up. The portfolio managers concentrate on company factors such as balance sheet metrics and industry factors such as the performance of particular industries in similar macroeconomic environments and relative to the broader economy. The portfolio managers believe that most investment return in developed markets comes from sound, company specific fundamental research. In emerging markets, the portfolio managers use a top-down selection process, focusing on the macroeconomic, liquidity and geopolitical factors of particular areas. With respect to investments in Japanese securities, the portfolio managers determine the Fund’s exposure using a combination of bottom-up and top-down analysis. Bottom-up analysis is used to determine specific investments within Japan, while a top-down analysis is used to determine the Fund’s overall exposure to Japan. The portfolio managers may employ a similar combination bottom-up and top-down analysis with respect to investments in securities in large, more advanced emerging markets as these markets develop.

In selecting investments for the Fund, the portfolio managers focus on securities located in at least five countries, although the Fund may at times invest in fewer than five countries. The Fund will normally invest at least 65% of its total assets in no fewer than three countries outside the U.S. The Fund may invest up to 35% of its total assets in the securities of issuers located in emerging markets.

Under normal circumstances, the Fund primarily invests in international equity securities. The Fund will also use futures, swaps, and warrants, which are types of derivatives, for hedging purposes and to remain fully invested, to maintain liquidity, or to increase total return.

Principal Investment Risks

Your investment in the Fund may be subject to the following principal risks:

Market Risk:  The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk:  The possibility that the market segment on which this Fund focuses — international stocks — will underperform other kinds of investments or market averages.

Foreign Investment Risk:  The possibility that the Fund’s investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political, social or economic conditions, lack of timely and

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reliable financial information and other factors. These risks are particularly pronounced for emerging markets.

Emerging Market Risk:  Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties than in developed markets.

Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Less extensive legal remedies, difficulties in enforcing favorable legal judgments in foreign courts, and different securities clearance and settlement procedures are issues. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund’s assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment.

Investments in emerging markets are considered to be speculative and may be highly volatile.

Derivatives Risk:  The possibility that the Fund will suffer a loss from its use of futures and swaps, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks.

More information regarding other risks of derivative instruments is found in the SAI.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see Additional Investment Strategies and Risks on page 107.

Additional Investment Strategies and Risks

Effective July 2, 2007, under the heading “Additional Investment Strategies and Risks” with respect to the International Equity Fund on page 107 of the Prospectus, the disclosure is deleted in its entirety and replaced with the following disclosure:

Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities. This policy will not be changed without 60 days’ advance notice to shareholders.

The Fund may invest up to 10% of its total assets in equity warrants and interest rate warrants. Equity warrants give the Fund the right to buy securities of a company at a fixed price. Interest rate

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warrants give the Fund the right to buy or sell a specific bond issue or interest rate index at a set price.

From time to time the Fund may invest more than 25% of its total assets in the securities of issuers located in countries such as France, Germany, Japan and the United Kingdom.

The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) issued by sponsored or unsponsored facilities.

The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices.

The Fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the Euro) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions.

The Investment Sub-Advisers

Effective July 2, 2007, under the heading “The Investment Sub-Advisers” on pages 121-122 of the Prospectus, the information regarding the International Equity Fund is deleted in its entirety and replaced with the following disclosure:

Effective on or about July 2, 2007, Julius Baer Investment Management LLC (“JBIM”) will begin to serve as the sub-adviser to the International Equity Fund pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) with BB&T Asset Management. Under the Interim Sub-Advisory Agreement, JBIM will provide investment management sub-advisory services to the Fund, select investments and place all orders for purchases and sales of the Fund’s securities subject to the direction and supervision of the BB&T Funds’ Board of Trustees and the Adviser, in accordance with any written guidelines adopted by the Fund’s Board of Trustees or the Adviser and furnished to JBIM, and in accordance with the Fund’s written investment restrictions. Under the Interim Sub-Advisory Agreement, JBIM is entitled to a fee, computed daily and paid monthly in arrears, equal to the lesser of (i) 0.45% per annum of the first $50 million of the Fund’s average daily net assets, 0.43% per annum of the next $50 million of the Fund’s average daily net assets, and 0.38% per annum over $100 million of the Fund’s average daily net assets, or (ii) such fee as may from time to time be agreed upon in writing by BB&T Asset Management and JBIM.

Subject to shareholder approval, JBIM will provide investment sub-advisory services to the International Equity Fund under a sub-advisory agreement with the Adviser (the “Sub-Advisory Agreement”). A proxy statement seeking such shareholder approval will be mailed to Fund shareholders on or about June 22, 2007. Under the proposed Sub-Advisory Agreement, BB&T Asset Management has agreed to pay JBIM a fee, computed daily and paid monthly in arrears, equal to the lesser of (i) 0.80% per annum of the first $20 million of the Fund’s average daily net assets, 0.60% per annum of the next $20 million of the Fund’s average daily net assets, 0.50% per annum of the next $60 million of the Fund’s average daily net assets, and 0.40% per annum thereafter, or (ii) such fee as may from time to time be agreed upon in writing by the Adviser and JBIM.

JBIM, located at 330 Madison Avenue, New York, New York 10017, is a majority-owned subsidiary of Julius Baer Americas, Inc., which is a wholly-owned subsidiary of Julius Baer

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Holding Ltd. JBIM, a registered investment adviser, has provided investment advisory services to institutional clients and registered investment companies since 1983. As of December 31, 2006, JBIM had approximately $53 billion in assets under management.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) previously served as the sub-adviser to the International Equity Fund. For the Fund’s most recent fiscal year, UBS Global AM received a fee, computed daily and payable monthly, of (i) 0.45% per annum of the first $50 million of the Fund’s average daily net assets, (ii) 0.43% per annum of the next $50 million of the Fund’s average daily net assets, and (iii) 0.38% per annum above $100 million of the Fund’s average daily net assets.

Portfolio Managers

Effective July 2, 2007, under the heading “Portfolio Managers” with respect to the International Equity Fund on page 123 of the Prospectus, the disclosure is deleted in its entirety and replaced with the following disclosure:

Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity with JBIM since August 2000, and with the Julius Baer Group since September 1993, has been responsible for management of the International Equity Fund since July 2007. Mr. Younes is primarily responsible for the day-to-day management of the International Equity Fund and serves as lead portfolio manager.

Richard Pell, Chief Investment Officer and Senior Vice President with JBIM since August 2000, and with the Julius Baer Group since January 1995, has been responsible for management of the International Equity Fund since July 2007. Mr. Pell also is primarily responsible for the day-to-day management of the International Equity Fund.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.

BBT-SUPP-RTL-0407

5

[BB&T FUNDS LOGO]

SUPPLEMENT DATED JUNE 20, 2007
TO THE
INSTITUTIONAL SHARES PROSPECTUS
DATED FEBRUARY 1, 2007 AND
AS REVISED APRIL 23, 2007

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Institutional Shares Prospectus (the “Prospectus”) dated February 1, 2007 and as revised April 23, 2007:

Mid Cap Value Fund

With respect to the Mid Cap Value Fund, effective immediately, middle capitalization companies are defined as those companies with market capitalizations between $1 billion and $20 billion.

Dividends and Distributions

Effective immediately, the “Dividends and Distributions” section on page 103 of the Prospectus is amended in its entirety to read as follows:

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Stock Funds and the Funds of Funds are declared and paid quarterly. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you have owned your shares. The distribution will be taxable to you even if it is paid from income or gains earned by the Fund before your investment (and thus was included in the price you paid).

Risk/Return Summary and Fund Expenses

Effective July 2, 2007, under the heading “Risk/Return Summary and Fund Expenses” with respect to the International Equity Fund (the “Fund”) on page 18 of the Prospectus, the disclosure under the sub-headings “Principal Investment Strategies” and “Principal Investment Risks” is deleted in its entirety and replaced with the following disclosure. The Fund’s Investment Objective will not change.

Principal Investment Strategies

The Fund seeks to achieve its goal by primarily investing in a wide variety of international equity securities issued throughout the world, normally excluding the U.S. The Fund invests primarily in a diversified portfolio of common stocks, convertible securities, and preferred stocks of foreign issuers. The portfolio managers manage the Fund as a core international equity product and are not constrained by a particular investment style. The portfolio managers invest in both “growth” and “value” securities primarily of mid- to large-capitalization companies. Such companies will have a market capitalization of at least $2.5 billion at the time of purchase. The portfolio managers seek to invest in securities in industries and companies they believe are experiencing favorable demand for their products or services. The portfolio managers screen to identify those companies with above average earnings potential, industry dominance, operating in industries undergoing dramatic change and that are market leaders in developing industries. The portfolio managers may also consider expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth.

The portfolio managers select stocks using a fundamental approach adjusted for factors specific to each region. In developed markets (such as Western Europe, Australia, New Zealand and Canada) the stock selection process is primarily bottom-up. The portfolio managers concentrate on company factors such as balance sheet metrics and industry factors such as the performance of particular industries in similar macroeconomic environments and relative to the broader economy. The portfolio managers believe that most investment return in developed markets comes from sound, company specific fundamental research. In emerging markets, the portfolio managers use a top-down selection process, focusing on the macroeconomic, liquidity and geopolitical factors of particular areas. With respect to investments in Japanese securities, the portfolio managers determine the Fund’s exposure using a combination of bottom-up and top-down analysis. Bottom-up analysis is used to determine specific investments within Japan, while a top-down analysis is used to determine the Fund’s overall exposure to Japan. The portfolio managers may employ a similar combination bottom-up and top-down analysis with respect to investments in securities in large, more advanced emerging markets as these markets develop.

In selecting investments for the Fund, the portfolio managers focus on securities located in at least five countries, although the Fund may at times invest in fewer than five countries. The Fund will normally invest at least 65% of its total assets in no fewer than three countries outside the U.S. The Fund may invest up to 35% of its total assets in the securities of issuers located in emerging markets.

Under normal circumstances, the Fund primarily invests in international equity securities. The Fund will also use futures, swaps, and warrants, which are types of derivatives, for hedging purposes and to remain fully invested, to maintain liquidity, or to increase total return.

Principal Investment Risks

Your investment in the Fund may be subject to the following principal risks:

Market Risk:  The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk:  The possibility that the market segment on which this Fund focuses — international stocks — will underperform other kinds of investments or market averages.

Foreign Investment Risk:  The possibility that the Fund’s investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political, social or economic conditions, lack of timely and reliable financial information and other factors. These risks are particularly pronounced for emerging markets.

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Emerging Market Risk:  Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties than in developed markets.

Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Less extensive legal remedies, difficulties in enforcing favorable legal judgments in foreign courts, and different securities clearance and settlement procedures are issues. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund’s assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment.

Investments in emerging markets are considered to be speculative and may be highly volatile.

Derivatives Risk:  The possibility that the Fund will suffer a loss from its use of futures and swaps, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks.

More information regarding other risks of derivative instruments is found in the SAI.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see Additional Investment Strategies and Risks on page 83.

Additional Investment Strategies and Risks

Effective July 2, 2007, under the heading “Additional Investment Strategies and Risks” with respect to the International Equity Fund on page 83 of the Prospectus, the disclosure is deleted in its entirety and replaced with the following disclosure:

Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities. This policy will not be changed without 60 days’ advance notice to shareholders.

The Fund may invest up to 10% of its total assets in equity warrants and interest rate warrants. Equity warrants give the Fund the right to buy securities of a company at a fixed price. Interest rate warrants give the Fund the right to buy or sell a specific bond issue or interest rate index at a set price.

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From time to time the Fund may invest more than 25% of its total assets in the securities of issuers located in countries such as France, Germany, Japan and the United Kingdom.

The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) issued by sponsored or unsponsored facilities.

The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices.

The Fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the Euro) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions.

The Investment Sub-Advisers

Effective July 2, 2007, under the heading “The Investment Sub-Advisers” on page 97 of the Prospectus, the information regarding the International Equity Fund is deleted in its entirety and replaced with the following disclosure:

Effective on or about July 2, 2007, Julius Baer Investment Management LLC (“JBIM”) will begin to serve as the sub-adviser to the International Equity Fund pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) with BB&T Asset Management. Under the Interim Sub-Advisory Agreement, JBIM will provide investment management sub-advisory services to the Fund, select investments and place all orders for purchases and sales of the Fund’s securities subject to the direction and supervision of the BB&T Funds’ Board of Trustees and the Adviser, in accordance with any written guidelines adopted by the Fund’s Board of Trustees or the Adviser and furnished to JBIM, and in accordance with the Fund’s written investment restrictions. Under the Interim Sub-Advisory Agreement, JBIM is entitled to a fee, computed daily and paid monthly in arrears, equal to the lesser of (i) 0.45% per annum of the first $50 million of the Fund’s average daily net assets, 0.43% per annum of the next $50 million of the Fund’s average daily net assets, and 0.38% per annum over $100 million of the Fund’s average daily net assets, or (ii) such fee as may from time to time be agreed upon in writing by BB&T Asset Management and JBIM.

Subject to shareholder approval, JBIM will provide investment sub-advisory services to the International Equity Fund under a sub-advisory agreement with the Adviser (the “Sub-Advisory Agreement”). A proxy statement seeking such shareholder approval will be mailed to Fund shareholders on or about June 22, 2007. Under the proposed Sub-Advisory Agreement, BB&T Asset Management has agreed to pay JBIM a fee, computed daily and paid monthly, equal to the lesser of (i) 0.80% per annum of the first $20 million of the Fund’s average daily net assets, 0.60% per annum of the next $20 million of the Fund’s average daily net assets, 0.50% per annum of the next $60 million of the Fund’s average daily net assets, and 0.40% per annum thereafter, or (ii) such fee as may from time to time be agreed upon in writing by the Adviser and JBIM.

JBIM, located at 330 Madison Avenue, New York, New York 10017, is a majority-owned subsidiary of Julius Baer Securities, Inc., which is a wholly-owned subsidiary of Julius Baer Holding Ltd. JBIM, a registered investment adviser, has provided investment advisory services to institutional clients and registered investment companies since 1983. As of December 31, 2006, JBIM had approximately $53 billion in assets under management.

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UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) previously served as the sub-adviser to the International Equity Fund. For the Fund’s most recent fiscal year, UBS Global AM received a fee, computed daily and payable monthly, of (i) 0.45% per annum of the first $50 million of the Fund’s average daily net assets, (ii) 0.43% per annum of the next $50 million of the Fund’s average daily net assets, and (iii) 0.38% per annum above $100 million of the Fund’s average daily net assets.

Portfolio Managers

Effective July 2, 2007, under the heading “Portfolio Managers” with respect to the International Equity Fund on page 98 of the Prospectus, the disclosure is deleted in its entirety and replaced with the following disclosure:

Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity with JBIM since August 2000, and with the Julius Baer Group since September 1993, has been responsible for management of the International Equity Fund since July 2007. Mr. Younes is primarily responsible for the day-to-day management of the International Equity Fund and serves as lead portfolio manager.

Richard Pell, Chief Investment Officer and Senior Vice President with JBIM since August 2000, and with the Julius Baer Group since January 1995, has been responsible for management of the International Equity Fund since July 2007. Mr. Pell also is primarily responsible for the day-to-day management of the International Equity Fund.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.

BBT-SUPP-INST-0407

5

BB&T FUNDS
SUPPLEMENT DATED JUNE 20, 2007
TO THE
STATEMENT OF ADDITIONAL INFORMATION
OF BB&T FUNDS
DATED FEBRUARY 1, 2007 AND AS REVISED APRIL 24, 2007
This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Statement of Additional Information (“SAI”) dated February 1, 2007 and as revised April 24, 2007:
Futures Contracts and Related Options:
The following disclosure is added to the end of the section titled “Futures Contracts and Related Options” on page 20 of the SAI:
     In addition, the International Equity Fund may purchase and write (sell) futures contracts on commodities and options thereon. While such a futures contract obligates the seller to deliver and the purchaser to take delivery of the specified commodity on the expiration date of the contract, no physical delivery of the underlying commodity is made. It is the practice of holders of futures to close out their position on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.
     Pursuant to claims for exemption filed with the National Futures Association on behalf of the Funds on or about June 20, 2007, the Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as such under the Commodity Exchange Act.
Additional Information on Portfolio Investments
Effective July 2, 2007, the second paragraph under “Additional Information on Portfolio Investments” on pages 6-7 of the SAI is deleted in its entirety and replaced with the following:
     The Appendix to this SAI identifies nationally recognized statistical ratings organizations (“NRSROs”) that may be used by BB&T Asset Management, Inc. (“BB&T Asset Management” or the “Adviser”), Scott & Stringfellow, Inc. (“Scott & Stringfellow”), Julius Baer Investment Management LLC (“JBIM”), Federated Investment Management Company (“FIMC”), and Sterling Capital Management LLC (“Sterling Capital,” together with Scott & Stringfellow, JBIM and FIMC, the “Sub-Advisers,” and each, a “Sub-Adviser”) with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be used only where the NRSRO is neither controlling, controlled by, nor under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.
Effective July 2, 2007, the sixth paragraph under the heading “Foreign Investment” on pages 6-7 of the SAI is deleted in its entirety and replaced with the following:
     Each of the International Equity Fund and the Total Return Bond Fund may invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, Chile, China, Columbia, Croatia, Cyprus, The Czech Republic, Ecuador, Egypt, Estonia, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Morocco, Pakistan, Peru, The Philippines, Poland, Romania, Russia, Serbia, Slovenia, Slovakia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Ukraine, Venezuela, Vietnam and Zambia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries less liquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to access the value or prospects of an investment in such issuers.

Effective July 2, 2007, the disclosure under the heading “Swaps” and “Credit Default Swaps” on pages 9-11 of the SAI is deleted in its entirety and replaced with the following:
     SWAPS. The International Equity Fund and the Tax-Free Bond Funds may enter into swap transactions. Swap transactions may include, but are not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as “swap transactions”). The International Equity Fund and the Tax-Free Bond Funds may enter into swap transactions for any legal purpose consistent with the respective Fund’s investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Tax-Free Bond Funds will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.
     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.
     The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.
     The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.
     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If a Fund’s Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.
     The International Equity Fund and the Tax-Free Bond Funds will earmark and reserve Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement. The Tax-Free Bond Funds will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Fund’s Adviser. The International Equity Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Fund’s Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.
     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.
     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.
     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.
     CREDIT DEFAULT SWAPS (“CDSs”). The International Equity Fund and the Total Return Bond Fund may enter into CDSs. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of CDSs, the contract gives one party (the “buyer”) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer in return for a previously agreed upon payment from the other party (the “seller”), frequently, the par value of the debt security. CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The International Equity Fund and the Total Return Bond Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a CDS. In cases where a Fund is the seller of a CDS, if the CDS is physically settled, the Fund will be required to earmark and reserve the full notional amount of the CDS. If the Fund is the seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the buyer in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligation. In return, the Fund would receive from the buyer a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

     CDSs involve special risks in addition to those mentioned above under “Swaps”, because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the reference issuer of the debt security (as opposed to a credit downgrade or other indication of financial difficulty).
Effective July 2, 2007, the disclosure under the heading “Exchange-Trade Funds” on page 21 of the SAI is deleted in its entirety and replaced with the following disclosure:
     EXCHANGE-TRADED FUNDS. Each Stock Fund, Fund of Funds and Bond Fund may invest in index-based exchange-traded funds, such as iShares(R) Trust and iShares,(R) Inc. (“iShares(R)*”).
     iShares(R) is a registered investment company unaffiliated with the Funds that offers several series of securities, each of which seeks to replicate the performance of a market index. Thus, investment in iShares(R) offers, among other things, (i) an efficient means to achieve diversification in a particular industry, or (ii) for those Funds that invest in foreign securities, exposure to a particular country that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.
     Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to up to 5% of its total assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets. The Funds (other than the Funds of Funds) may invest in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

*	iShares(R) is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.
Code of Ethics
Effective July 2, 2007, the disclosure under the heading “Code of Ethics” on page 73 of the SAI is deleted in its entirety and replaced with the following:
     BB&T Funds, BB&T Asset Management, Julius Baer Investment Management LLC, Federated Investment Management Company, Scott & Stringfellow, Inc., Sterling Capital Management LLC., and BB&T AM Distributors, Inc. have each adopted a code of ethics (“Codes”) pursuant to Rule 17j-1 of the 1940 Act, and these Codes permit personnel covered by the Codes to invest in securities, including securities that may be purchased or held by each Fund, subject to certain restrictions.

Sub-Advisers
Effective July 2, 2007, the disclosure under the sub-heading “International Equity Fund” in the “Sub-Advisers” section on pages 75-76 of the SAI is deleted and replaced in its entirety with the following disclosure:
     International Equity Fund. Investment sub-advisory and management services are provided to the International Equity Fund by Julius Baer Investment Management LLC (“JBIM”) pursuant to an interim sub-advisory agreement with BB&T Asset Management (the “Interim Sub-Advisory Agreement”). Under the Interim Sub-Advisory Agreement, JBIM is entitled to a fee, computed daily and paid monthly in arrears, equal to the lesser of (i) 0.45% per annum of the first $50 million of the Fund’s average daily net assets, 0.43% per annum of the next $50 million of the Fund’s average daily net assets, and 0.38% per annum over $100 million of the Fund’s average daily net assets, or (ii) such other fee as may from time to time be agreed upon in writing by BB&T Asset Management and JBIM.
     Subject to shareholder approval, JBIM will provide investment sub-advisory services to the International Equity Fund under a sub-advisory agreement with BB&T Asset Management (the “JBIM Sub-Advisory Agreement”). A proxy statement seeking such shareholder approval will be mailed to Fund shareholders on or about June 22, 2007. Under the proposed JBIM Sub-Advisory Agreement, BB&T Asset Management has agreed to pay JBIM a fee, computed daily and paid monthly in arrears, equal to the lesser of (i) 0.80% per annum of the first $20 million of the Fund’s average daily net assets, 0.60% per annum of the next $20 million of the Fund’s average daily net assets, 0.50% per annum of the next $60 million of the Fund’s average daily net assets, and 0.40% per annum thereafter, or (ii) such fee as may from time to time be agreed upon in writing by BB&T Asset Management and JBIM.
     JBIM, located at 330 Madison Avenue, New York, New York 10017, is a majority-owned subsidiary of Julius Baer Securities, Inc., which is a wholly-owned subsidiary of Julius Baer Holding Ltd. JBIM, a registered investment adviser, has provided investment advisory services to institutional clients and registered investment companies since 1983. As of December 31, 2006, JBIM had approximately $53 billion in assets under management.
     Because JBIM will began providing sub-advisory services to the Fund in July 2007, no fees were paid to JBIM for investment advisory services during the last three fiscal years.
     Until July 2, 2007, investment sub-advisory and management services are provided to the International Equity Fund by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) pursuant to an investment sub-advisory agreement with BB&T Asset Management (the “UBS Sub-Advisory Agreement”) between BB&T Asset Management and UBS Global AM.
     For its services and expenses incurred under the UBS Sub-Advisory Agreement, UBS Global AM is entitled to a fee payable by BB&T Asset Management. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the International Equity Fund’s average daily net assets):

On the first $50 million	0.45%
On the next $50 million	0.43%
Over $100 million	0.38%
     For the fiscal years ended September 30, 2006, 2005 and 2004, BB&T paid UBS Global AM $903,982, $968,540 and $770,647, respectively, for sub-advisory services to the International Equity Fund.
     UBS Global AM, located at One North Wacker Drive, Chicago, IL 60606, began managing institutional assets in 1974 through its predecessor entities, including Brinson Partners, Inc. and First Chicago Investment Advisors. Swiss Bank Corporation (“SBC”) acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG. As of September 30, 2006, UBS Global AM had approximately $143 billion in assets under management and the Group had approximately $658 billion in assets under management.
     Prior to April 28, 2003, investment sub-advisory and management services were provided to the International Equity Fund by BlackRock International Limited, an indirect majority-owned subsidiary of

PNC Financial Services Group, Inc., pursuant to a sub-advisory agreement dated as of February 1, 2001 between BB&T Asset Management and BlackRock International.
Portfolio Managers
Effective July 2, 2007, references to Thomas Madsen in the following tables on pages 77 and 78 of the SAI under the heading “Portfolio Managers” are deleted in their entirety and replaced with the following information regarding Rudolph-Riad Younes and Richard Pell:

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
AS OF SEPTEMBER 30, 2006*
	OTHER REGISTERED	OTHER POOLED
PORTFOLIO MANAGER	INVESTMENT COMPANIES	INVESTMENT VEHICLES	OTHER ACCOUNTS
Rudolph-Riad Younes**	Number: 10	Number: 8	Number: 72
	Assets: $27,153.02 million	Assets: $5,426.78 million	Assets: $13,425.93 million
Richard Pell**	Number: 10	Number: 10	Number: 67
	Assets: $27,593.84 million	Assets: $5,474.74 million	Assets: $12,998.37

**	Information is provided as of October 31, 2006.

PERFORMANCE BASED ADVISORY FEES
NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY
ACCOUNT TYPE AS OF SEPTEMBER 30, 2006
OTHER REGISTERED
	INVESTMENT	OTHER POOLED
PORTFOLIO MANAGER	COMPANIES	INVESTMENT VEHICLES	OTHER ACCOUNTS
Rudolph-Riad Younes*	Number: None	Number: None	Number: 3
	Assets: N/A	Assets: N/A	Assets: $998.46 million
Richard Pell*	Number: None	Number: None	Number: 3
	Assets: N/A	Assets: N/A	Assets: $998.46 million

*	Information is provided as of October 31, 2006.
Conflicts of Interest
Effective July 2, 2007, under the heading “Conflicts of Interest” on page 78 of the SAI, the disclosure under the sub-heading “UBS” on page 79 is deleted in its entirety and replaced with the following disclosure:
As Messrs. Younes and Pell share in the profits of JBIM, the potential conflict is that these portfolio managers may have an incentive to allocate securities preferentially to the accounts where JBIM might share in investment gains. In addition, they may have an incentive to allocate securities preferentially to the accounts for which JBIM receives higher investment advisory fees based on the assets under management.
In order to address these potential conflicts, JBIM’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of JBIM’s clients are disadvantaged in JBIM’s management of accounts. Additionally, JBIM’s internal controls are tested as part of the firm’s Compliance Monitoring Program.

Portfolio Manager Compensation
Effective July 2, 2007, under the heading “Portfolio Manager Compensation” on page 79 of the SAI, the disclosure under the sub-heading “UBS” on page 80 is deleted in its entirety and replaced with the following disclosure:
JBIM
Portfolio Manager Compensation (as of 10/31/06)

Difference in
Methodology of
Compensation with
Other Accounts
Managed (relates to
	Structure of		the “Other
	Compensation for		Accounts” mentioned
	Managing	Specific Criteria	in the chart above)
Rudolph-Raid Younes	Salary Profit Sharing* Bonus Deferred Compensation Employee Stock Purchase Plan Pension/401(k) Plans Retirement Plans	Fixed Compensation Fixed Compensation Performance Fixed Compensation Tenure Tenure Tenure	None

Richard Pell	Salary Profit Sharing* Bonus Deferred Compensation Employee Stock Purchase Plan Pension/401(k) Plans Retirement Plans	Fixed Compensation Fixed Compensation Performance Fixed Compensation Tenure Tenure Tenure	None

*	In addition to participating in the annual revenues generated by their division, Messrs. Younes and Pell receive an equity-like interest in the division’s enterprise value. The two components of the compensation program are designed to reward the mangers’ long-term performance.
Securities Ownership
Effective July 2, 2007, the information regarding Thomas Madsen under the heading “Securities Ownership” on page 81 of the SAI is deleted in its entirety and replaced with the following information regarding Rudolph-Riad Younes and Richard Pell:
The following table discloses the dollar range of equity securities of each of the Funds beneficially owned by the portfolio managers in each of the Funds for which they are primarily responsible as of September 30, 2006:

NAME OF PORTFOLIO MANAGER	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND
Rudolph-Raid Younes	None

Richard Pell	None
Proxy Voting Policies and Procedures
The proxy voting policies and procedures of UBS Global Asset Management (Americas) Inc. are deleted and replaced with the proxy voting procedures of Julius Baer Investment Management LLC, as found below:

Julius Baer Investment Management LLC
PROXY VOTING PROCEDURES
January 17, 2006
A. General
          It is the policy of Julius Baer Investment Management LLC (“JBIM”) to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for JBIM provides discretionary investment management services and have authority to vote their proxies.
          JBIM may vote proxies as part of its authority to manage acquire and dispose of account assets. JBIM will not vote proxies if the advisory agreement does not provide for JBIM to vote proxies or the “named fiduciary” for an account has explicitly reserved the authority for itself.
          When voting proxies for client accounts, JBIM’s primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, JBIM will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.
B. Proxy Oversight Committee
          In order to properly monitor the proxy voting process, a Proxy Oversight Committee (“Committee”) shall meet periodically to evaluate the effectiveness of JBIM’s proxy voting process, and to address potential conflicts of interest as they arise. The members of the Committee include the individuals listed in Appendix A (attached hereto), and shall be selected from personnel of JBIM consisting of executive, compliance, legal, and operations.
C. Procedures
          JBIM Operations Department (“OPS”) is responsible for establishing all new accounts on the Charles River System. A New Account Checklist which is signed and approved by all key departments of JBIM is circulated along with the agreed upon Investment Guidelines for that client. OPS will code the applicable client account as “proxy voting” by including it in the proxy voting group on Charles River.
          To assist JBIM in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, JBIM has retained the proxy voting and recording services of Institutional Shareholder Services (“ISS”). ISS is an independent third-party service that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. JBIM intends to vote in accordance with ISS’s recommendations to address, among other things, any material conflicts of interests between clients and the interests of JBIM or its affiliates. The ISS predetermined guidelines are list as Appendix B.
          In order to ensure that ISS performs its delegated duties, OPS will provide the client’s custodian a letter authorizing the custodian to forward proxy ballots to ISS. In addition, ISS is sent a copy of this letter so that it may initiate a relationship with the custodian. ISS will provide an exception list of those accounts for which ballots are not yet being received. OPS will follow up with the relevant custodian to resolve outstanding matters. OPS will also supply at least on a monthly basis a full listing of positions so that ISS may ensure that they are completely voting all ballots.
C. Conflicts of Interest
          JBIM is sensitive of conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:
(i)	A principal of JBIM or any person involved in the proxy decision- making process currently serves on the company’s Board.

(ii)	An immediate family member of a principal of JBIM or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

(iii)	The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.
          This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the CCO of JBIM.
          Under such circumstances, JBIM will vote in accordance with ISS’ predetermined guidelines, except as described below in section D.
D. ISS Overrides
          JBIM has provided implied consent to ISS to vote in accord with their recommendation and will generally do so, JBIM Portfolio Management retains the ability through an online platform (VOTEX) to override any such vote that it believes would be in a client’s best interest. In cases where JBIM Portfolio Management believes there may be an actual or perceived conflict of interest, the manager must prepare documentation of the investment rationale for the decision, the conflict of interest and the method in which the conflict would be addressed and present all such documentation to the Committee prior to providing voting instructions to ISS. The Committee shall consider all such information and either approve or disapprove the portfolio manager’s request. Committee minute and all such documentation shall be maintained as part of the firm’s books and records.
E. Monitoring
          ISS will provide ad-hoc reporting as well as quarterly board reporting for client which details the voting record and denotes any exceptions wherein JBIM has deviated from its normal policy. If such activity is detected, OPS will elevate the report to Senior Management, including the Head of Legal and Compliance and the Chief Compliance Officer (“CCO”). JBIM Portfolio Management will provide the JBIM’s CCO with a written explanation of the reason for the exception. All such records shall be maintained as part for the firm’s books and records.
F. Reporting and Disclosure for JBIM
          Once each year, JBIM shall include in its presentation materials to the Boards of Directors of the investment companies which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment companies during the year. With respect to those proxies that JBIM has identified as involving a conflict of interest, JBIM, LLC shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.
          JBIM shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. JBIM shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.
     a. Recordkeeping
          JBIM shall retain records relating to the voting of proxies, including:
1. A copy of this proxy voting policy and procedures and ISS Proxy Voting Guidelines relating to the voting of proxies.
2. A copy of each proxy statement received by JBIM regarding portfolio securities in JBIM client accounts.
3. A record of each vote cast by JBIM on behalf of a client.
4. A copy of each written client request for information on how JBIM voted proxies on behalf of the client account, and a copy of any written response by JBIM to the client account.
5. A copy of any document prepared by JBIM that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

          JBIM shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintain its own copies and on proxy statements and records of proxy votes cast by JBIM maintained at ISS. JBIM shall obtain an undertaking from ISS to provide a copy of the documents promptly upon request.
          These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of JBIM.
APPENDIX A
List of Members of Proxy Oversight Committee
JBIM Operations
CCO of JB Funds
CCO of JBIM
APPENDIX B
ISS 2007 International Proxy Voting Guidelines
Summary
Effective for Meetings Feb. 1, 2007
Updated Dec. 15, 2006
The following is a concise summary of the ISS general policies for voting non-U.S. proxies. In addition, ISS has country- and market-specific policies, which are not captured below.
Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.
2007 International Classification of Directors
Executive Director
•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•	Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•	Government representative;
•	Currently provides (or a relative1 provides) professional services4 to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test2);
•   Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative1 of current employee of the company or its affiliates;
•	Relative1 of former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (five-year cooling off period);
•	Years of service will NOT be a determining factor unless it is recommended best practice in a market:
—9 years (from the date of election) in the United Kingdom and Ireland;
—12 years in European markets.
Independent NED
•	No material3 connection, either direct or indirect, to the company other than a board seat.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
1“Relative” follows the SEC’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company. 2 If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.) 3 For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders. 4 Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
•	There are serious questions about actions of the board or management for the year in question; or
•	Legal action is being taken against the board by other shareholders.
Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Vote FOR share repurchase plans, unless:
•	Clear evidence of past abuse of the authority is available; or

•	The plan contains no safeguards against selective buybacks.
Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE.
BBT-SAI-SUP-06/07